Reverse Recapitalization	9 Months Ended
Dec. 31, 2015
Reverse Recapitalization
Reverse Recapitalization

Note 4 – Reverse Recapitalization

Duo (Successor) merged with DSSL (Predecessors) on December 3rd, 2014, and merged with DSS (Predecessors) on November 12th 2014 (Predecessors), and DSSL and DSS became the surviving corporations, in a transaction treated as a reverse recapitalization. Duo did not have any material operations and majority-voting control was transferred to DSSL.

In the recapitalization, Duo issued 28,000,000 shares of common stock, 5,000,000 series “A” preferred shares and $310,000 in cash in exchange for all of DSSL’s 5,000,000 issued and outstanding shares of common stock. Duo also issued 2,000,000 shares of common stock in exchange for all of DSS’s 10,000 issued and outstanding shares of common stock. The transaction resulted in DSSL’s shareholder and DSS’s shareholder acquiring approximately 100% control.

The transaction also required a recapitalization of DSSL and DSS. Since DSSL and DSS acquired a controlling voting interest, they were deemed the accounting acquirer, while Duo was deemed the legal acquirer. The historical financial statements of the Company are those of combined financial statements of DSSL & DSS and of the consolidated entities from the date of recapitalization and subsequent.

Since the transaction is considered a reverse recapitalization, the presentation of pro-forma financial information was not required. All share and per share amounts have been retroactively restated to the earliest periods presented to reflect the transaction.